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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 13, 2001



                          MIDWAY AIRLINES CORPORATION

            (Exact name of registrant as specified in its charter)

            DELAWARE                    000-23447             36-3915637
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         file number)        Identification No.)

                          2801 SLATER ROAD, SUITE 200
                      MORRISVILLE, NORTH CAROLINA  27560
              (Address of principal executive offices) (Zip Code)

                                 919-595-6000
             (Registrant's telephone number, including area code)
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Item 3.  Bankruptcy or Receivership.

On August 13, 2001, Midway Airlines Corporation (the "Company") and its wholly owned subsidiary, Midway Airlines Parts, LLC, filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of North Carolina (the "Case").

The Case has been assigned to Judge A. Thomas Small and designated Case No. 01-02319-5-ATS. The Company continues to operate its business and manage its property as debtor-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in the Case.

The Company sought Chapter 11 protection in order to facilitate an orderly restructuring of the Company. In connection with the Chapter 11 filing, the Company has ceased operating all four of its F100 aircraft and thirteen of its twenty-four CRJ aircraft. The Company plans to continue operating all twelve of its Boeing 737-700 aircraft and eleven CRJ aircraft during the immediate future, although that may change. In connection with the Chapter 11 filing, the Company terminated approximately 700 of its approximately 2700 employees and plans to further reduce its workforce to approximately 50% of the pre-Chapter 11 filing level. Service on seven routes has been discontinued, with frequency reductions in 18 other routes. The Company plans to cancel an additional two routes by the end of August 2001.

Item 5.  Other Events

On August 23, 2001, the Bankruptcy Court gave the Company interim approval to borrow up to $10 million of a $15 million credit facility made available to the Company by an affiliate of Wexford Capital LLC. This loan will be used by the Company to fund ongoing operations.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the Act) provides a safe harbor for forward-looking statements made by or on behalf of the Company. The Company and its representatives may from time to time make written or verbal forward-looking statements, including statements contained in the Company's filings with the Securities and Exchange Commission and in reports to share owners. All statements which address operational performance, events or developments which are anticipated to occur in the future, including statements relating to revenue growth, cost reductions and earnings growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Act. The forward-looking statements are and will be based on management's then current views and assumptions regarding future events and operating performance. The outcome of forward-looking statements are beyond the ability of the Company to control and in many cases could cause actual results to differ materially from those indicated by the forward-looking statements. The Company's Form 10-K, 10-Qs, and other documents on file with the Securities and Exchange Commission identify important factors that could cause actual results to differ materially from those indicated by forward-looking statements. We undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise, unless required by law.

Signatures

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         Midway Airlines Corporation
                         Registrant

August 28, 2001          By /s/ STEVEN WESTBERG
                         Steven Westberg
                         Executive Vice President and General Manager